UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    March 31, 2020

Commission File Number	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name or former address, if changed since last report
1-14201	SEMPRA ENERGY 488 8th Avenue San Diego, California 92101 (619) 696-2000	California	33-0732627	No change

1-03779	SAN DIEGO GAS & ELECTRIC, COMPANY 8326 Century Park Court San Diego, California 92123 (619) 696-2000	California	95-1184800	No change

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy: Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SREPRA	NYSE
Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE
Sempra Energy 5.75% Junior Subordinated Notes Due 2029, $25 par value	SREA	NYSE
San Diego Gas & Electric Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra Energy	[ ]
San Diego Gas & Electric Company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	[ ]
San Diego Gas & Electric Company	[ ]

Item 8.01	Other Events.
On March 31, 2020, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra Energy, entered into an underwriting agreement (the “Underwriting Agreement”) with BBVA Securities Inc., BMO Capital Markets Corp., Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as the representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of its 3.320% First Mortgage Bonds, Series UUU, due 2050 (the “Bonds”) for resale at a public offering price of 99.867% of the aggregate principal amount of the Bonds in a registered public offering pursuant to the Company’s effective shelf registration statement on Form
S-3
(File No.
 333-222650).
A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibit.
This Current Report on Form
8-K
does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated March 31, 2020, among San Diego Gas & Electric Company and the several underwriters named therein.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020	SEMPRA ENERGY

	By:	/s/ Peter R. Wall
Peter R. Wall
Vice President, Controller and Chief Accounting Officer

Date: April 3, 2020	SAN DIEGO GAS & ELECTRIC COMPANY

	By:	/s/ Bruce A. Folkmann
Bruce A. Folkmann
Senior Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer